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                                                                    Exhibit 99.1

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, John C. Francis, President and Treasurer of Hunapu, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2003, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) on 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 8, 2003

                                                   /s/ John C. Francis
                                          -----------------------------------
                                          John C. Francis,
                                          President and
                                          Treasurer

         A signed original of this written statement required by Section 906 has been provided to Hunapu, Inc. and will be retained by Hunapu, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.